Highland Funds II	Summary Prospectus February 1, 2014 as amended February 12, 2014

Highland Total Return Fund

Class A  HTAAX    Class C  HTACX    Class R  HTARX    Class Y  HTAYX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.highlandfunds.com/Funds---Performance. You can also get this information at no cost by calling 1-877-665-1287 or by sending an e-mail request to info@highlandfunds.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated February 1, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

Maximum total return (total return includes both income and capital appreciation).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Highland Funds II equity funds and/or asset allocation funds or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 60 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 63 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%(1)	None	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None	None
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class Y
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[2]	0.59%	0.59%	0.59%	0.59%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.36%	2.11%	1.61%	1.11%
1	Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for redemption of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

2	“Other Expenses” reflect the expected class level expenses for the current fiscal year.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$706	$981	$1,277	$2,117
Class C: if you did not sell your shares	$214	$661	$1,134	$2,442
if you sold all your shares at the end of the period	$314	$661	$1,134	$2,442
Class R	$164	$508	$876	$1,911
Class Y	$113	$353	$612	$1,353

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from the Fund’s sub-adviser, GE Asset Management Incorporated (“GEAM”), to diversify holdings across these asset classes and to adjust the asset class weightings based on market and economic conditions. The Fund may also use various types of derivatives (such as options, futures and options on futures) to gain exposure to certain types of securities as an alternative to investing directly in such securities, to manage currency exposure and interest rate exposure (also known as duration), and to manage exposure to credit quality. The Fund may hedge a portion of its foreign currency risk but is not required to do so.

Highland Capital Management Fund Advisors, L.P. (“HCMFA”), the Fund’s investment adviser, has allocated all the assets of the Fund to be managed/advised by GEAM, the Fund’s sub-adviser. The Fund invests in equity securities, such as common and preferred stocks, principally for their capital appreciation potential and investment-grade debt securities principally for their income potential. The Fund invests in cash principally for the preservation of capital, income potential or maintenance of liquidity. Within each asset class, the portfolio managers primarily use active security selection to choose securities based on the perceived merits of individual issuers, although portfolio managers of different asset classes or strategies may place different emphasis on the various characteristics of a company (as identified below) during the selection process.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

•	strong earnings growth

•	favorable valuation

•	a presence in successful industries

•	high quality management focused on generating shareholder value

•	large or medium capitalization (meaning a market capitalization of $2 billion or more)

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality (typically investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments)

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The Fund may also invest to a lesser extent in high yield securities (also known as “junk bonds”), equity and debt securities of companies that are located in emerging market countries, and exchange-traded funds (“ETFs”) to gain exposure to securities including those of U.S. issuers that are principally engaged in or related to the real estate industry and to securities in emerging markets.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Allocation Risk is the risk that the Adviser or Sub-Adviser may not allocate assets of the Fund among strategies or asset classes in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy or asset class.

Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.

Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Highland Funds II Summary Prospectus

February 1, 2014

Emerging Markets Risk is the risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. These securities are considered to be speculative and their market value is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid Securities Risk is the risk that the Sub-Adviser may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging markets securities in particular, are subject to greater liquidity risk.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Mortgage-Backed Securities Risk is the risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.

Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares.

Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Real Estate Securities Risk is the risk that an investment in real estate securities will be closely linked to the performance of the real estate markets. Property values or income may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

REIT-Specific Risk includes the risk that an investment in the stocks of real estate investment trusts (“REITs”) will decline because of adverse developments affecting the real estate industry and real property values. An investment in a REIT also may be adversely affected or lost if the REIT fails to qualify as a REIT for tax purposes.

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Many factors can affect this value and you may lose money by investing in the Fund.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of two broad-based securities market indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated performance information is available by visiting www.highlandfunds.com/Funds-Performance or by calling 1-877-665-1287.

Calendar Year Total Returns

The bar chart shows the performance of the Fund’s Class A shares as of December 31.

The highest calendar quarter total return for Class A Shares of the Fund was 11.62% for the quarter ended June 30, 2009 and the lowest calendar quarter total return was -16.91% for the quarter ended December 31, 2008. The Fund’s year-to-date total return for Class A Shares through December 31, 2013 was 15.69%.

Average Annual Total Returns

(For the periods ended December 31, 2013)

	1 Year	5 Years	10 Years	Since Inception (2/28/93 for Index)
Class A (inception 2/22/93)
Return Before Taxes	9.05%	9.19%	4.34%	6.96%
Return After Taxes on Distributions	8.81%	8.95%	3.50%	5.78%
Return After Taxes on Distributions and Redemptions	5.31%	7.26%	3.51%	5.53%
Return Before Taxes
Class C (inception 9/30/99)	13.85%	9.67%	4.18%	4.06%
Class R (inception 1/29/08)	15.55%	10.24%	N/A	3.10%
Class Y (inception 11/29/93)	15.94%	10.75%	5.29%	7.46%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%	7.46%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	7.41%	9.22%

After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Highland Funds II Summary Prospectus

February 1, 2014

In some cases, average annual return after taxes on distributions and redemptions is higher than the average annual return before taxes and the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund and GE Asset Management Incorporated (the “Sub-Adviser”) serves as sub-adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
Jeffrey Palma	1 year	Senior Vice President, Tactical Asset Allocation
David Wiederecht	3 years	President and Chief Investment Officer – Investment Solutions

Purchase and Sale of Fund Shares

Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Purchase minimum (for Class R and Class Y Shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	$1 million*
Subsequent Investments	None	None

*   The $1 million minimum initial investment requirement only applies to eligible institutional investors purchasing shares for their own account directly from the Fund.

Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by such eligible investors.

Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.

You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at www.highlandfunds.com/Tools/Forms.

In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Through your Financial Intermediary

•	By writing to Highland Funds II — Highland Total Return Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or

•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Highland Funds II Summary Prospectus

February 1, 2014

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